Property and Equipment (Tables)	12 Months Ended
Dec. 31, 2011
Property and Equipment
Schedule of components of property and equipment

	2011	2010
Computers	$19,000	$14,000
Office furniture and equipment	109,000	109,000
Leasehold improvements	229,000	229,000
Total cost	357,000	352,000
Accumulated depreciation and amortization	(266,000)	(198,000)
Property and equipment, net	$91,000	$154,000